                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  AUGUST 14, 1998



                            ASPECT DEVELOPMENT, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                          0-20749                         25-1622857
(State or other jurisdiction of      (Commission File No.)      (IRS Employer Identification No.)
        incorporation)


                              1300 CHARLESTON ROAD
                            MOUNTAIN VIEW, CA 94043
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (650) 428-2700

ITEM 5.  OTHER EVENTS

Aspect Development, Inc. (the "Company") is filing this Form 8-K solely for the purpose of disclosing the effect of a two-for-one stock split in the form of a stock dividend (the "Stock Split") effective August 14, 1998, on certain financial information included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997 (the 1997 Form 10-K), and in the Forms 10-Q for the quarters ended March 31, 1998 and June 30, 1998.

Restatement of selected data as it relates to the Stock Split is shown below.

                 STATEMENT OF COMPUTATION OF EARNINGS PER SHARE
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

FISCAL YEAR INFORMATION

                                                                              YEARS ENDED DECEMBER 31,
                                                                        -------------------------------------
                                                                            1997       1996 (1)     1995  (1)
                                                                         --------    ---------    ----------
Basic:
Weighted average Common stock outstanding                                  27,634       21,060        10,676
Convertible preferred stock                                                     -        2,950         7,374
                                                                         --------    ---------    ----------
Total weighted average common and common equivalent
shares outstanding                                                         27,634       24,010        18,050
Net income/(loss)                                                        $ (4,871)   $     885    $   (2,545)
Net income/(loss) per share  (1)                                         $  (0.18)   $    0.04    $    (0.14)

Diluted:
Weighted average Common stock outstanding                                  27,634       21,060        10,676
Common stock equivalents (treasury stock method)                                -        3,500             -
Convertible preferred stock                                                     -        2,950         7,374
                                                                         --------    ---------    ----------
Total weighted average common and common equivalent
   shares outstanding                                                      27,634       27,510        18,050
Net income/(loss)                                                        $ (4,871)   $     885    $   (2,545)
Net income/(loss) per share  (1)                                         $  (0.18)   $    0.03    $    (0.14)

(1) Net income (loss)  per share for 1995 and 1996 are proforma computations.


QUARTERLY FINANCIAL INFORMATION

                                                      Three months ended               Six months ended
                                                           June 30,                        June 30,
                                                  ---------------------------      -------------------------
                                                   1998                1997         1998             1997
                                                  -------            -------       -------          -------
Basic:
Total weighted average common and
  common equivalent shares outstanding             29,856             27,276        29,486           27,036
Net income (loss)                                 $ 3,335            $  (329)      $ 5,624          $(1,812)
Net income (loss) per share                       $  0.11            $ (0.01)      $  0.19          $ (0.07)

Diluted:
Weighted average common stock outstanding          29,856             27,276        29,486           27,036
Common stock equivalents (treasury stock            3,308                ---         3,366              ---
method)
                                                  -------            -------       -------          -------
Total weighted average common and common
equivalent shares outstanding                      33,164             27,276        32,852           27,036
Net income (loss)                                 $ 3,335            $  (329)      $ 5,624          $(1,812)
Net income (loss) per share                       $  0.10            $ (0.01)      $  0.17          $ (0.07)

                                                                THREE MONTHS ENDED MARCH 31,
                                                                    1998            1997
                                                                ------------    ------------
Basic:
Total weighted average common and common equivalent
  shares outstanding                                                29,114           26,794
Net income (loss)                                                  $ 2,289          $(1,483)
Net income (loss) per share                                        $  0.08          $ (0.06)

Diluted:
Weighted average common stock outstanding                           29,114           26,794
Common stock equivalents (treasury stock method)                     3,424               --
                                                                   -------          -------
Total weighted average common and common equivalent
  shares outstanding                                                32,538           26,794
Net income (loss)                                                  $ 2,289          $(1,483)
Net income (loss) per share                                        $  0.07          $ (0.06)

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                  Aspect Development, Inc.


                                   /s/ David S. Dury
September 4, 1998                  _____________________________________
                                   David S. Dury
                                   Vice President and Chief Financial Officer
                                   (Principal Financial and Accounting Officer)